UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________
FORM 8-K
____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 18, 2017
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PUBLIX SUPER MARKETS, INC.
(Exact name of Registrant as specified in its charter)
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Florida	0-00981	59-0324412
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3300 Publix Corporate Parkway
Lakeland, Florida		33811
(Address of principal executive offices)		(Zip Code)

(863) 688-1188
(Registrant’s telephone number, including area code)
____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders
The Annual Meeting of Stockholders of Publix Super Markets, Inc. was held on April 18, 2017. Proxies for the meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934 and there were no solicitations in opposition to management’s solicitation. The meeting was held for the following purposes:
Election of Directors
All nominees for director listed below were elected. The term of office of the directors will be until the next Annual Meeting of Stockholders or until their successors shall be elected and qualified. The results of the election of directors were as follows:

	Votes For	Votes Against	Abstain
Hoyt R. Barnett	545,943,512	725,806	362,874
Jessica L. Blume	545,074,769	1,028,182	918,241
William E. Crenshaw	546,055,501	692,219	284,127
Jane B. Finley	545,184,368	987,437	860,387
G. Thomas Hough	545,146,356	957,085	927,751
Charles H. Jenkins, Jr.	546,706,293	89,135	235,764
Howard M. Jenkins	546,720,937	75,076	235,179
Randall T. Jones, Sr.	545,203,655	1,036,269	792,268
Stephen M. Knopik	544,993,998	994,665	1,043,529
David P. Phillips	545,773,150	852,675	406,367
Advisory (Non-binding) Vote on Compensation of Named Executive Officers
The stockholders voted upon and approved, by an advisory (non-binding) vote, the compensation of the named executive officers. The results of the advisory (non-binding) vote on the compensation of the named executive officers were as follows:

Votes For	Votes Against	Abstain
531,942,604	2,100,367	5,833,077
Frequency of Future Advisory (Non-binding) Votes on Compensation of Named Executive Officers
The stockholders voted upon and recommended, by an advisory (non-binding) vote, to hold future advisory (non-binding) votes every three years on the compensation of the named executive officers. The Company will hold such a vote every three years. The results of the advisory (non-binding) vote on the frequency of the future advisory (non-binding) votes on the compensation of the named executive officers were as follows:

3 Years	2 Years	1 Year	Abstain
520,845,256	4,177,764	9,925,143	6,902,630

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PUBLIX SUPER MARKETS, INC.

Dated: April 21, 2017	By: /s/ David P. Phillips
David P. Phillips, Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

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